NEITHER THIS OPTION NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS EXPRESSLY PERMITTED UNDER THE TERMS OF THIS OPTION.

                           OPTION TO PURCHASE 43,671 SHARES
                                   OF COMMON STOCK

                                          of

                                     KMG-B, INC.

THIS OPTION AGREEMENT ("Option") is executed effective as of October 17, 1996 by and between THOMAS H. MITCHELL ("Holder") and KMG-B, INC. ("Company"), a Texas corporation, and pursuant to which Holder is entitled to purchase an aggregate of Forty-three Thousand Six Hundred Seventy-one (43,671) shares of the common stock, $.01 par value, of Company (such shares of the common stock of Company to which an option is being granted herein called the "Option Shares" and all shares of common stock of Company being herein called the "Common Stock"), upon payment of the exercise price of 21.6/100 Dollars ($.216) per Option Share (the "Exercise Price"), in accordance with the terms and conditions hereof. This Option is granted to the Holder pursuant to the 1996 Stock Option Plan ("Plan") of the Company, a copy of which has been provided to Holder. This Option is subject to all the terms and conditions of the Plan and this Option as set forth herein.

     1. VESTING OF OPTION SHARES. Holder shall not be entitled to purchase Option Shares until such shares shall become vested ("Vested Shares"). The Option Shares shall vest and become Vested Shares, provided the other conditions of this Option are met, as follows: One Hundred percent (100%) of the Option Shares shall vest on the earlier of ("Vesting Date") (i) July 31, 1997 or (ii) the effective date of any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture) of all, or substantially all, the property and assets, with or without goodwill, of the Company, if not made in the usual and regular course of business. Holder may exercise the Option for Vested Shares within seven
(7) years after the date upon which such shares become Vested Shares ("Option Period"). Upon the expiration of the Option Period applicable to Vested Shares, Holder shall have no right to purchase such shares and this Option, with respect to such shares, shall terminate. Option Shares shall not become Vested Shares if prior to the Vesting Date applicable to such shares, Holder's employment with the Company shall have terminated for any reason.

     2. EXERCISE OF OPTION. The Option shall be exercised upon delivery of written notice to the Company setting forth the number of Vested Shares with respect to which this Option is being exercised, and specifying a business day not more than fifteen (15) days nor less than five (5) days from the date such notice is given, for the payment of the Exercise Price against delivery of the Vested Shares being purchased. Notice shall be delivered in person or by registered mail, return receipt requested, addressed to the Company at 10611 Harwin, Suite 402, Houston, Texas 77036, or at such other office as the Company may designate by written notice to the Holder, and shall be deemed received on actual delivery or within three (3) days after the date such notice is deposited in the mail.

         Subject to the terms of this Option and the Plan, the Company shall cause certificates for the Vested Shares so purchased to be delivered to the Holder at the principal business office of the Company on the date specified in the notice of exercise or as soon thereafter as is reasonably practicable, and in any event within ten (10) days, against payment of the full Exercise Price in cash or certified check, in form and substance satisfactory to Company; provided, however, that in lieu of cash or certified check, the Holder may to the extent permitted by applicable law, exercise this Option in whole or in part, by having shares of Vested Stock being purchased withheld or by delivering to the Company shares of Common Stock (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Holder, which in the aggregate have a fair market value equal to the purchase price of the Vested Shares as to which the Option is being exercised. The fair market value of the Vested Shares so withheld or the or Common Stock so delivered shall be determined as provided in the Plan as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

         This Option may be exercised either in whole or in part and, if in part, from time to time in part; provided, however, that this Option may not be exercised for less than 1,000 Vested Shares (or such lesser number of Vested Shares as is covered by this Option); and, provided further, that this Option may only be exercised by the Holder for the purchase of whole Vested Shares and not fractions thereof.

         The Vested Shares so purchased shall be and are deemed to be transferred to the Holder as the record owner of such Vested Shares as of the close of business on the date on which this Option shall have been exercised and payment shall have been made for such Vested Shares as aforesaid.

     3. RESERVATION OF STOCK; REGISTRATION OF STOCK. The Company covenants and agrees that (a) it has or will at all appropriate times, so long as this Option is outstanding, reserve and keep available out of its treasury, Common Stock or authorized but unissued Common Stock, solely for the purpose of issuing shares, from time to time, upon the exercise of this Option, an adequate number of shares of Common Stock for delivery at the times and in the manner provided herein upon exercise of this Option; (b) the shares delivered upon exercise of the Option shall be validly issued and outstanding and fully paid and nonassessable shares of Common Stock; and (c) it will pay when due any and all Federal and state original issue or similar taxes which may be payable in respect of the issuance of the Option or of any shares of Common Stock upon exercise of the Option. The Company shall not, however, be required to pay any transfer tax which may be payable with respect to any transfer of the Option, the issuance of certificates of Common Stock in a name other than that of the Holder or any transfer of shares, all such tax being payable by the Holder. Subject to Section 10 of this Option, upon the exercise by the Holder of this Option with respect to all Vested Shares, all shares of Common Stock issued pursuant to this Option will be registered under the Securities Act of 1933 ("Act") on Form S-8 or other appropriate registration form unless in the opinion of the Company registration is not necessary or appropriate or should be delayed, as to each of which the determination of the Company shall be conclusive.

     4. RESTRICTIONS ON TRANSFER. Unless this Option or the Option Shares, as applicable, have been registered, this Option and the Certificates representing the Option Shares purchased by Holder shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "This Option has not been registered under the Securities Act of 1933, and neither this Option nor the shares of Common Stock issuable upon exercise of this Option may be sold, transferred or otherwise disposed of except as expressly permitted under the terms of this Option."

This Option shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and this Option shall be exercisable, during the lifetime of the Holder, only by such Holder. No sale, transfer or other disposition of any of the Option Shares shall be made by the Holder thereof unless (i) such sale, transfer or other disposition of the Option Shares is covered by an effective registration statement (on the then appropriate form) under the Act, or (ii) if requested by the Company, the Holder shall have furnished an opinion of Holder's counsel (which opinion and counsel shall be satisfactory to the Company in its reasonable discretion) with respect to the sale, transfer or other disposition of such Option Shares as not requiring registration under the Act or other federal and state laws or regulations or (iii) the Holder sells such Option Shares in full compliance with all of the provisions of Rule 144 promulgated under the Act, as the same is then in effect, or of a successor or similar rule ("Rule") of the Securities and Exchange Commission ("Commission"), affording an exemption from the registration requirements of the Act in the circumstances and provides the Company with such supporting documentation as may be required by law.

     5. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    In the event of any change in the outstanding Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to this Option such that this Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Option Shares subject to this Option had this Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Option Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of this Option. In addition, in the event of any such change, the Company shall make any further adjustment as may be appropriate to the number of Option Shares and the Exercise Price per share as shall be equitable to prevent dilution or enlargement of rights under this Option, and the determination of the Company as to such matters shall be conclusive.

    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, this Option.

     6.  NO RIGHTS AS STOCKHOLDER.   The Holder shall not, based on his being
a Holder, be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other security of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Option, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change to or of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise except for that portion of Vested Shares in respect of which this Option has been exercised and payment made.

     7. NONNEGOTIABILITY. The Holder of this Option, by accepting the same, consents and agrees with the Company that this Option is not transferable, in whole or in part, except pursuant to the laws of descent and distribution.

     8. MODIFICATIONS. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

     9. NOTICES. Any notice to be given to the Company under the terms hereof shall be addressed to the Company at the address set forth hereinabove and any notice to the Holder shall be addressed to the Holder's address as reflected on the signature page of this Option, or at such other address as the Company and the Holder may hereafter designate in writing to the other. Any such notice shall have been deemed given when actually received or on the third day after it is enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage and registry or certification fee prepaid) in a post office regularly maintained by the United States Government.

     10. VIOLATION OF LAW. In addition to any other restrictions contained in this Option, the Holder may not exercise this Option, in whole or in part at such times and from time to time as, in the reasonable opinion of counsel to the Company, the issuance and sale to Holder of the Option Shares, upon exercise of this Option, is not exempt from the registration provisions of the Act (unless the Option and/or Option Shares, as applicable, have been registered under the Act), or violates other applicable laws or regulations. The Company shall use its best efforts to cure such violation and/or potential violation so as to permit exercise of this Option.

     11. TAX WITHHOLDING. The Holder further agrees that the Company may withhold other cash compensation due to the Holder in an amount equal to any required withholding amount under Federal or state income tax laws owing as a result of this Option or the exercise thereof and that the Holder will pay to the Company any additional cash, if necessary, to satisfy such withholding requirement. The Company, at its option, may also retain and withhold Common Stock issued upon the exercise of this Option in an amount necessary to satisfy such withholding requirement.

     12. EMPLOYMENT. Nothing within this Option shall be construed to impose upon the Company or any affiliate any obligation to employ or to continue to employ or maintain any other affiliation with the Holder.

     13. FORMS OF ELECTION TO EXERCISE OPTION. Any notice of exercise shall be in a form substantially similar to the form attached hereto as EXHIBIT A.

     14. ARBITRATION. Any controversy or claim arising out of or relating to the issuance of this Option, or the issuance or any other matter relating to the Option Shares hereunder, or the actual or alleged breach of this Option, or the rights or duties or obligations of the Company or the Holder hereunder, shall be settled by arbitration conducted in the City of Houston in accordance with and by an arbitrator appointed pursuant to the rules of the American Arbitration Association in effect at the time, and judgment upon the award rendered pursuant thereto may be entered in any court having jurisdiction thereof, and all rights or remedies of the Company, the Holder and their successors to the contrary are hereby expressly waived. The costs in connection with any arbitration proceeding shall be assessed against the parties in the manner decided by the arbitrator(s).

     15. SUCCESSORS AND ASSIGNS. This Option and each provision herein shall be binding upon and applicable to, and shall inure to the benefit of the Company and the Holder, their successors, assigns, heirs and representatives, except as otherwise specifically provided in this Option.

     16. GENDER, SECTION REFERENCES. Pronouns, wherever used herein, and of whatever gender, shall include natural persons, corporations and entities of every kind, the singular shall include the plural wherever and as often as may be appropriate and the plural shall include the singular wherever and as often as may be appropriate. The section titles and subtitles ("Titles") used in this Option are solely for convenience of reference and shall not affect, modify nor limit the provisions of this Option. Any reference to a particular Title in this Option shall be construed as referring to the provisions in the indicated Title within this Option.

     17. SEVERABILITY. If any provision of this Option, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable for any reason, the remainder of this Option, or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

     18. GOVERNING LAWS. This Option shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

    DATED effective as of the date first above written.

                             COMPANY:

                             KMG-B, INC.



                             By:    /S/   DAVID L. HATCHER
                                  -------------------------------------
                                  David L. Hatcher,
                                  President

                             HOLDER:



                                   /S/   THOMAS H. MITCHELL
                             ------------------------------------------
                             Thomas H. Mitchell

                             Holder Address:

                             3007 Plumb
                             Houston, Texas 77005

                                      EXHIBIT A

                             ELECTION TO EXERCISE OPTION



    The undersigned, THOMAS H. MITCHELL, pursuant to the provisions of an Option dated effective October 17, 1996, hereby elects to purchase __________ (_____) shares of common stock of the Company covered by such Option.

Dated:
       -----------------     --------------------------------------
                             Thomas H. Mitchell


                             Address:

                             3007 Plumb
                             Houston, Texas 77005

                             Social Security No.